Exhibit 99.1

Bear Stearns Credit Research Conference June 3-4, 2003 (r)

Select Medical Corporation This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company's filings with the Securities and Exchange commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward- looking statements, which reflect management's views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to "Select" used throughout this presentation refer to Select Medical Corporation and its subsidiaries. 2

Select Medical Presentation Business Overview Financial Performance 3

Select Medical Operations Largest operator of long term acute care hospitals 72 hospitals operating in 24 states 68 operate as hospital within a hospital model Second largest operator of outpatient rehabilitation clinics 739 clinics operating in 32 states, DC, and 7 Canadian provinces 607 owned U.S. clinics 101 owned Canadian clinics 31 managed clinics 4 Note: As of March 31, 2003

Company History 1996 1997 1998 1999 2000 December: Company founded February: Commenced operations June: Acquired American Transitional Hospitals (15 LTAC hospitals) December: Acquired Intensiva Healthcare Corporation (22 LTAC hospitals) Opened 2 LTAC hospitals November: Acquired NovaCare Outpatient Division (approximately 500 clinics) Opened 6 LTAC hospitals Opened 10 LTAC hospitals Added 16 Outpatient clinics 2001 April: Completed $98.3 million IPO Opened 10 LTAC hospitals Added 38 Outpatient clinics June: Completed $175.0 million High Yield 5 2002 Opened 8 LTAC hospitals Added 20 Outpatient clinics

Revenue Inpatient Outpatient Other 2003 Guidance 1997 0 11.1 0.1 1998 62.7 83.1 3.2 1999 307.5 141.7 6.8 2000 378.9 416.8 10.2 2001 503.1 440.8 15.1 2002 625.2 485.1 16.2 2003 Guidance 1272 Historical Revenue Growth Net Revenue - Breakdown ($ in millions) 6 2003 Guidance represents mid-point of guidance range.

Historical EBITDA Growth EBITDA ($ in millions) (EBITDA $ in Million) EBITDA 1997 -2.546 1998 3.6 1999 42.2 2000 91.7 2001 112 2002 127.3 2003 Guidance 153.5 7 $153.5 2003 Guidance represents mid-point of guidance range.

1st Quarter Growth Q1 '02 Q1 '03 30.1 38.4 Q1 '02 Q1 '03 271.9 312.3 $271.9 $312.3 $30.1 $38.4 ($ in millions) ($ in millions) Net Revenue EBITDA 28% 15% 8

Balanced Business and Payor Mix Inpatient 0.56 Outpatient 0.43 Other 0.01 Revenue By Business Medicare 0.42 Commercial/Other 0.57 Commercial/ Other Medicaid 0.01 Revenue By Payor Commercial/ Other 57% Note: For twelve months ended March 31, 2003 Medicaid 1% Diversified Mix of Business and Payor Sources 9 Outpatient 42% Inpatient 57%

Select Specialty Hospitals

Long-Term Acute Care Hospital Industry ? $2.5 billion industry with substantial growth prospects ? Medically complex patient -- Average length of stay > 25 days ? Approximately 290 hospitals 11 Specializing in High Acuity Patients

Select Hospital Within a Hospital Largest Hospital in Hospital (HIH) operator in the U.S. 68 of 72 current specialty hospitals operate HIH model 2,616 total licensed beds Facilities typically have 30-40 beds Over 50% of admissions come from general acute care hospitals other than host hospitals 12

Actual Hospital Development 1998 1999 2000 2001 2002 2 6 10 10 8 2 6 10 10 13 New Hospitals Opened Each Year 8

Breakeven: Month seven Maturity: Two to three years Average revenue per patient day: $1,106 Average operating cost per patient day: $952 EBITDA margins: 12-16% Development Model - Inpatient Lease: $10,000 - 12,000 per bed per year Five year lease with two five year renewal periods Leasehold improvements: $500,000 Equipment: $325,000 Start-up Losses: $600,000 Working Capital: $2,000,000 Investment Returns 14

Inpatient Payor Mix Medicare 0.65 Medicaid 0.02 Commercial/Other 0.32 Commercial/ Other Work 0.01 Commercial/ Managed Care 32% Note: For twelve months ended March 31, 2003 Medicare 65% Medicaid 2% Workers Comp. 1% LTACH Payor Mix 15

LTACH PPS Reimbursement DRG Based System - payment based on acuity Budget Neutral Effective for cost reporting periods beginning on or after October 1, 2002 Types of Cases - LTC-DRG - Short-stay outlier - Interrupted stay - High-cost outlier Hospital-in-Hospital Rules Unchanged 16

LTACH PPS Reimbursement Standard Federal Rate - $34,956 Select Medical 2002 average cost per Medicare case - $24,623 Select's Top 5 LTC-DRGs 17

Select Outpatient Rehabilitation

Outpatient Rehabilitation Industry ? $35+ billion industry (1) ? CAGR of 5% since 1992 (2) - Growth driven by increasing demand ? Predominantly commercial pay - Limited exposure to government reimbursement (1) Source: Dorlan's Biomedical, Medical & Healthcare Marketplace Guide 2001-2002 (2) Source: SMG Marketing Group Inc., SMG's Rehabilitation Centers Database, September 1999 (3) Source: Health Insurance Association of America 19 $1 spent on rehabilitation = $13 in savings for insurers (3)

Outpatient Clinic Growth Legend Text Inpatient 1998 115 1999 658 2000 679 2001 717 2002 737 Q1 '03 739 20 Select Outpatient Rehabilitation Clinics NovaCare Acquisition Represents total clinics owned and operated through management arrangements

Outpatient Volume 2000 2001 2002 Q1 02 Q1 03 East 3.713 3.92 3.98 0.964 1.08 U.S. Outpatient Rehab Visits 21 0.96 0.98 3.71 3.77 3.84 Visits in millions

Outpatient Rate Legend Text Inpatient Outpatient 1Q 79 2Q 78 3Q 79 4Q 78 1Q 81 2Q 81 3Q 82 4Q 84 1Q 86 2Q 86 3Q 87 4Q 87 1Q 88 22 2000 2001 2002 U.S. Outpatient Net Revenue per Visit 2003

Average breakeven: month 3 Net revenue per visit: $88 Cost per visit: $71 - $75 EBITDA margins: 15% - 19% Lease: $40 - $60k per year Five year lease with three year buyout provisions Tenant improvements: $30 - $40k Equipment: $40 - $50k Start-up losses: $20 - $25k Working capital: $70 - $80k Development Model - Outpatient Start-up Investment Returns 23

Outpatient Rehabilitation Payor Mix Note: For twelve months ended March 31, 2003 Medicare 0.08 Workers Compensation 0.18 Commercial/Managed Care 0.7 Commercial/ Other Capitalization 0.04 Work 0.01 Outpatient Payor Mix Medicare 9% Capitation 3% Workers Compensation 18% Commercial / Managed Care 70% 24

Financial Overview

Proven Performance - Inpatient Q1 '02 Q1 '03 148.8 183.4 2001 2002 57.6 70.9 Q1 '02 Q1 '03 15.7 25.5 2001 2002 503 625.2 Net Revenue EBITDA 24% 23% 23% 62% $503.0 $625.2 $148.8 $183.4 $57.6 $70.9 $15.7 $25.5 26 ($ in millions) Margins 11.4% 11.3% 10.5% 13.9% Same Store Margins 12.8% 13.4% 11.0% 15.3%

Proven Performance - Outpatient Q1 '02 Q1 '03 119.7 125.6 2001 2002 76.1 81.1 Q1 '02 Q1 '03 21 19.5 2001 2002 440.8 485.1 Net Revenue EBITDA 10% 7% 5% (7%) $440.8 $485.1 $119.7 $125.6 $76.1 $81.1 $21.0 $19.5 27 ($ in millions) Margins 17.3% 16.7% 17.6% 15.5%

Capital Requirements Capital Expenditures ($ in millions) (EBITDA $ in Million) Maintenance Development Other One-Time 2003 Guidance 1997 5 4.2 2000 9 10 3 2001 10 10 4 2002 15 25 3 2003 Guidance 37.5 $22 $24 $43 $37.5 28 $10 $25 $10 2003 Guidance represents mid-point of guidance range.

Strong ROIC - Development (000's) (1) Average annual EBITDA over 3 year period. (2) Includes start-up period prior to generation of EBITDA: Hospitals - 6 months O/P Rehab - 3 months 29

Improved Receivables Management Legend Text Inpatient Outpatient 1Q 111 2Q 106 3Q 121 4Q 119 1Q 89 2Q 81 3Q 86 4Q 85 1Q 81 2Q 80 3Q 79 4Q 77 1Q 74 2Q 76 3Q 76 4Q 73 1Q 64 One Day Improvement in DSO Equals $3.5 million 30 Days Sales Outstanding 1999 2000 2001 2002 2003

Balance Sheet Improvement


80%
70%
60%
50%
40%
30%
1999
2000
2001
2002
Q1 '03
Total Debt/Book Cap
Total Debt/EBITDA

NOTE: 1999 is Proforma for NovaCare acquisition


6.0X
5.0X
4.0X
3.0X
2.0X
1.0X
1999
2000
2001
2002
Q1 '03
EBITDA/Net Interest

Select Medical Corporation

31

Free Cash Flow 32

Q1 2003 Actual vs. Guidance 33

2003 Financial Objectives 34

Key Selling Points Proven management team Balanced business and payor mix Demonstrated development expertise Impressive financial performance with significant upside potential 35 Attractive long- term industry dynamics Two strong and growing business lines